Exhibit 10.3

THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO OR THERETO UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

MYOS CORPORATION

UNSECURED CONVERTIBLE PROMISSORY NOTE

Principal Amount: $575,000	Issue Date: December 17, 2015

MYOS Corporation, a Nevada corporation (the “Company”), for value received, promises to pay to the order of Gan Ren or its permitted assigns (the “Holder”), the principal sum of Five Hundred Seventy Five Thousand Dollars ($575,000) plus simple interest at the rate of eight percent (8%) per annum, or such lesser rate of interest as may be required by applicable laws regulating the legal rate of interest, on the Maturity Date (defined below), to the extent the principal and interest have not previously been converted into common stock of the Company pursuant to Section 5 hereof.

1.           Maturity. This Note shall mature automatically and the entire outstanding principal amount, together with all interest accrued under this Note, shall be converted into shares of common stock of the Company at the Conversion Price (as defined below), on the date that is one (1) year from the Issuance Date set forth above (the “Maturity Date”) unless this Note, prior to such date, has been converted into shares of common stock of the Company pursuant to Section 5 hereof.

2.           Payment of Principal and Interest. Interest on the Note shall accrue, beginning from the date of issuance, at an interest rate of 8% per annum (the “Interest Rate”) and shall accrue until the Note is converted or the Maturity Date. All payments are to be made at the address of Holder set forth under Section 17(i) of this Note or at such other place as Holder designates to the Company in writing. Interest under this Note shall be computed on the basis of a 365-day year.

3.           Prepayment. Subject to conversion of this Note pursuant to Section 5, this Note may be prepaid in whole or in part at any time by the Company prior to the Maturity Date, without penalty. Any prepayment shall be first applied against any accrued and unpaid interest and then to reduce the amount of principal due under this Note. In the event of a prepayment, the Holder will have the right to convert the unpaid principal and accrued interest owing under this Note, in whole or in part, into fully-paid and non-assessable restricted shares of common stock of the Company at the Conversion Price (defined below), pursuant to Section 5.

4.           Waiver of Presentment. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

5.           Conversion of Note. This Note may be converted into shares of common stock of the Company (the “Conversion Shares”) as set forth below.

a.	Conversion by the Holder. At any time prior to the Maturity Date, the Holder shall have the right to convert the unpaid principal and accrued interest owing under this Note, in whole or in part, into fully-paid and non-assessable restricted shares of common stock of the Company at the Conversion Price. The number of such shares of common stock that Holder shall be entitled to receive, and shall receive, upon such conversion shall be determined by dividing the amount of unpaid principal and accrued interest under this Note so being converted by the Conversion Price, with interest computed as of the Voluntary Conversion Date (defined below). The Holder’s election to convert this Note, in whole or in part, shall be irrevocable.

The Holder shall exercise its right of conversion by forwarding the original Note, together with a Notice of Conversion, in the form attached hereto as Exhibit A, signed by the Holder, to the Company to notify the Company that the Holder is exercising its right to convert all or part of the unpaid principal and accrued interest due under this Note into restricted shares of common stock of the Company. The effective date of the conversion pursuant to this Section 5(a) shall be the date the Company receives the Notice of Conversion or the original Note (or if the original Note has been lost or destroyed, an affidavit of Holder certifying to such loss or destruction), whichever is later (such later date, being referred to herein as the “Voluntary Conversion Date”). Within five (5) business days of the Voluntary Conversion Date, the Company shall issue and deliver, or cause to be issued and delivered to the Holder, a certificate or certificates for the number of shares due to the Holder.

b.	Conversion by the Company. If the Company consummates any portion of a financing with RENS Technology Inc. (the “Financing”) prior to the Maturity Date, then, so long as the price of the common stock is at or above $2.75 per share, the Company may elect to convert the unpaid principal and accrued interest owing under this Note, in whole or in part, into fully-paid and non-assessable shares of common stock of the Company at the Conversion Price. The number of such shares of common stock that Holder shall be entitled to receive, and shall receive, upon such conversion shall be determined by dividing the amount of unpaid principal and accrued interest under this Note so being converted by the Conversion Price, with interest computed as of the Mandatory Conversion Date (defined below). The Company’s election to convert this Note, in whole or in part, shall be irrevocable.

The Company shall exercise its right of conversion by forwarding: (i) a Notice of Conversion, in the form attached hereto as Exhibit B, signed by the Chief Executive Officer or Chief Financial Officer of the Company, to the Holder, notifying the Holder that the Company is exercising its right to convert this Note into shares of common stock of the Company and the effective date of conversion (the “Mandatory Conversion Date”), which Mandatory Conversion Date shall be the closing date of the Financing and (ii) the certificate for the number of shares due to the Holder. The Holder agrees to use its best efforts to return the original Note (or if the original Note has been lost or destroyed, to provide an affidavit certifying to such loss or destruction) to the Company within thirty (30) calendar days following receipt of the Notice of Conversion. Following the Mandatory Conversion Date, the Note or any portion thereof that was converted pursuant to this Section 5(b) shall be deemed void and of no further force or effect.

c.	Conversion Price. Subject to adjustment as provided below, the “Conversion Price” shall equal $2.75 per share.

d.	Partial Conversion. If either the Holder or the Company elects to convert only a portion of the unpaid principal and accrued interest owing under this Note, the Company shall issue and deliver, or cause to be issued and delivered to the Holder, a new note of like tenor for the remaining unpaid principal and accrued interest of this Note. The Holder and the Company shall maintain records showing the principal and interest so converted and the dates of such conversions.

e.	Stock Certificates. Upon conversion into common stock, the Company shall issue and deliver to Holder, or to Holder’s nominee or nominees, a certificate or certificates representing the number of restricted shares of common stock to which Holder shall be entitled as a result of conversion as provided herein. The certificate shall bear the following legend:

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“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES LAWS IS AVAILABLE.”

f.	Adjustment for Stock Splits and Combinations. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions in shares of its common stock or any other equity or equity equivalent securities payable in shares of common stock, (B) subdivides outstanding shares of common stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of common stock into a smaller number of shares, or (D) issues by reclassification of shares of the common stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of common stock outstanding after such event. Any adjustment made pursuant to this section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re classification.

g.	Effect of Conversion. Upon conversion of this Note in full in the manner provided by this Section 5, this Note shall be deemed fully satisfied and cancelled.

h.	Disputes. In the event of a dispute as to the number of shares of common stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of common stock not in dispute and resolve such dispute in accordance with Section 13.

6.           No Rights as Stockholder. This Note does not entitle Holder to voting rights or any other right as a shareholder of the Company prior to the conversion hereof.

7.           Event of Default. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

a.          Notice, written or oral, to the Holder of the Note, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of the Note into shares of common stock that is tendered in accordance with the provisions of the Note;

b.          The Company defaults in the performance of or compliance with its obligations under this Note or the Subscription Agreement and such default has not been cured for thirty (30) days after written notice of default is given to the Company;

c.          Any representation or warranty made by or on behalf of the Company in this Note, or the Subscription Agreement proves to have been false or incorrect in any material respect on the date as of which made, and such condition has not been cured for sixty (60) Business Days after written notice of default is given to the other party;

d.          The Company (i) admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing;

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e.          A court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, or any such petition shall be filed against such party and such petition shall not be dismissed within six (6) months; or

f.           A final judgment or judgments for the payment of money in excess of $500,000 are rendered against the Company, which judgments are not, within six (6) months after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within six (6) months after the expiration of such stay.

8.           Remedies Following an Event of Default. Upon occurrence of an Event of Default defined in subsection (a) to (f) of Section 7, this Note and all accrued interest to the date of such default shall, at the option of the Holder, and following any applicable cure period shall immediately become due and payable without presentment, protest or notice of any kind, all of which are waived by the Company.

9.           Vote to Issue, or Change the Terms of, the Note. The written consent of the Holder shall be required for any change or amendment to any of the Note.

10.         Transfer. This Note and any shares of common stock issued upon conversion of this Note may not be offered, sold, assigned or transferred by the Holder without the consent of the Company.

11.         Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its articles of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note

12.         Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

13.         Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the Conversion Price or number of Conversion Shares to be issued (the “Conversion Amount”), the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile the disputed arithmetic calculation of the Conversion Price or Conversion Amount to the Company’s independent, outside accountant. The Company shall cause the accountant to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant’s determination or calculation shall be binding upon all parties absent demonstrable error. The party whose calculation is furthest from the accountant’s determination or calculation, shall be obligated to pay the fees and expenses of such accountant.

14.         Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to the Company, the Company shall make and deliver a new Note that shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such Note is issued in replacement of this Note, dated as of the original date of issuance of this Note (and any successor hereto), in lieu of this Note.

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15.         Cancellation. After this Note has been converted or all principal and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

16.         Severability. Every provision of this Note is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

17.         Miscellaneous.

(a)          No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. In lieu of any fractional shares to which Holder otherwise would be entitled, the Company shall round up to the nearest whole share.

(b)         Governing Law and Jurisdiction. The terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. Any dispute which may arise between the parties arising out of or in connection with this Note shall be adjudicated before a court of competent jurisdiction in the State of New York located in the City of New York and they hereby submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum.

(c)          Compliance with Usury Laws. The Company and Holder intend to comply with all applicable usury laws. In fulfilling this intention, all agreements between the Company and Holder are expressly limited so that the amount of interest paid or agreed to be paid to Holder for the use, forbearance, or detention of money under this Note shall not exceed the maximum amount permissible under applicable law.

If for any reason payment of any amount required under this Note shall be prohibited by law, then the obligation shall be reduced to the maximum allowable by law. If for any reason Holder receives as interest an amount that would exceed the highest lawful rate, then the amount which would constitute excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest. If any conflict arises between this provision and any provision of any other agreement between the Company and Holder, then this provision shall control.

(d)          Legal Representation. Holder agrees and represents that such party has been represented by such party's own legal counsel with regard to all aspects of this Note, or if such party is acting without legal counsel, that such party has had adequate opportunity and has been encouraged to seek the advice of such party's own legal counsel prior to the execution of this Note.

(e)          Restrictions. Holder acknowledges that all shares of common stock acquired upon the conversion of this Note shall be subject to restrictions on resale imposed by state and federal securities laws.

(f)          Assignment. Subject to restrictions on resale imposed by state and federal securities laws, Holder may assign this Note or any of the rights, interests or obligations hereunder, by operation of law or otherwise, in whole or in part, to any person or entity so long as such assignee agrees to be bound by the terms and conditions of the agreement (including the representations and warranties of the Holder therein). Effective upon any such assignment, the person or entity to whom such rights, interests and obligations are assigned shall have and exercise all of Holder’s rights, interests and obligations hereunder as if such person or entity were the original Holder of this Note.

(g)         Construction; Headings. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

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(h)         Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

(i)           Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Note shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iii) if delivered by facsimile or electronic transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 17(i)), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be addressed to the parties hereto as follows:

To the Company:	MYOS Corporation
45 Horsehill Road, Suite 106
Cedar Knolls, NJ 07927

To Holder:	At the address set forth on the signature page hereto or at such other place as
Holder designates to the Company in writing.

[Signature page follows]

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IN WITNESS WHEREOF, MYOS Corporation has caused this Unsecured Convertible Promissory Note to be executed by its officer thereunto duly authorized.

MYOS CORPORATION

By:	/s/ Joseph C. DosSantos
Name: Joseph C. DosSantos
Title: Chief Financial Officer

EXHIBIT A

NOTICE OF CONVERSION BY HOLDER

MYOS Corporation

45 Horsehill Road, Suite 106

Cedar Knolls, NJ 07927

This Notice (the “Notice”) is being provided to inform MYOS Corporation, a Nevada corporation (the “Company”), that the undersigned (the “Holder”) irrevocably elects to convert the unpaid principal and accrued interest set forth below owed by the Company under the Unsecured Convertible Promissory Note dated December ___, 2015 (the “Note”), into restricted shares of common stock of the Company as provided in Section 5 of the Note. The conversion shall be effective as of the Voluntary Conversion Date, as defined in the Note.

The number of restricted shares of common stock of the Company to which the Holder shall be entitled to receive shall be determined by dividing (i) the amount of unpaid principal and accrued interest that the Holder hereby elects to convert, as set forth below, by (ii) the Conversion Price as provided in Section 5 of the Note. The Holder shall receive a stock certificate of MYOS Corporation, representing the number of restricted shares of common stock due to the Holder upon conversion.

Effective as of the Voluntary Conversion Date, subject to the Company’s receipt of the original Note, the Note is cancelled and terminated only as to the amount of principal and accrued interest set forth below. If the Holder has elected to convert only a portion of the unpaid principal and accrued interest due under the Note, the Company shall issue and deliver, or cause to be issued and delivered to the Holder, a new note of like tenor for the remaining unpaid principal and accrued interest of the Note.

Date:

Signature

Print Name

Address:

Principal to be converted: $______________________________

Accrued interest to be converted: $________________________

Conversion Price: $____________________________________

Number of Shares of Common Stock to be

Issued upon Conversion: _______________________________

EXHIBIT B

NOTICE OF CONVERSION BY COMPANY

This Notice (the “Notice”) is being provided to inform you that MYOS Corporation, a Nevada corporation (the “Company”), has completed a Mandatory Conversion Event, as such term is defined in the Unsecured Convertible Promissory Note dated December ___, 2015 (the “Note”), and has irrevocably elected (the “Mandatory Conversion Decision”) to convert the amount of unpaid principal and accrued interest set forth below owing to you under the Note into restricted shares of common stock of the Company as provided in Section 5 of the Note. The conversion shall be effective as of the date written below (the “Mandatory Conversion Date”).

Upon your receipt of this Notice, please surrender the original Note to the Company within the next thirty (30) days (or if the original Note has been lost or destroyed, please provide an affidavit certifying to such loss or destruction).

As a result of the Mandatory Conversion Decision, enclosed herein is a stock certificate of MYOS Corporation, representing the number of restricted shares of common stock due to you as a result thereof. The Company calculated the number of restricted shares of common stock of the Company to which you are entitled to receive by dividing (i) the amount of unpaid principal and accrued interest that the Company hereby elects to convert, as set forth below, by (ii) the Conversion Price, as provided in Section 5 of the Note.

Following the Mandatory Conversion Date, the Note shall be cancelled and terminated only as to the amount of principal and accrued interest set forth below. If the Company has elected to convert only a portion of the unpaid principal and accrued interest due under the Note, the Company shall issue and deliver, or cause to be issued and delivered to you, a new note of like tenor for the remaining unpaid principal and accrued interest of the Note.

Date:

By:
Title:

Principal to be converted: $____________________________

Accrued interest to be converted: $______________________

Conversion Price: $__________________________________

Number of Shares of Common Stock to be

Issued upon Conversion: _____________________________

Mandatory Conversion Date: __________________________